RONAN STATE BANK
COMMUNITY BANK PABLO
P.0. BOX B
RONAN, MT 59864

PHONE :406-676-4600



JORE INC
45000 HWY 93 S
RONAN MT 59864

CUSTOMER:                   4424
AS OF:                  04/20/01

                            71 TIME CERTIFICATE 15767

TAX ID NUMER:                   81-0465233              INTEREST RATE: 6.000%
ORIGINAL ISSUE DATE:            12/11/00                MATURITY TERM: 9/28/01
ORIGINAL ISSUE VALUE:           $69,513.62              TERM:          365 DAYS

                                INTEREST ADVICE

INTEREST TO BE PAID ON:       5/10/01         INTEREST PAID THIS TERM: $1,742.67
INTEREST TO BE PAID:          $349.68
ON 4/10/01, INTEREST PAID 2001 WILL BE $1,742.67
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 5/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOU 71 TIME CERTIFICATE 15767 WILL BE $71,256.29

RONAN STATE BANK
COMMUNITY BANK PABLO
P.0. BOX B
RONAN, MT 59864

PHONE :406-676-4600



JORE INC
45000 HWY 93 S
RONAN MT 59864

CUSTOMER:                   4424
AS OF:                  05/11/01

                            71 TIME CERTIFICATE 15374

TAX ID NUMER:                   81-0465233              INTEREST RATE: 6.000%
ORIGINAL ISSUE DATE:            09/29/99                MATURITY TERM: 9/28/01
ORIGINAL ISSUE VALUE:           $51,051.60              TERM:          365 DAYS
LAST RENEWAL DATE:              09/28/00
LAST RENEWAL VALUE:             $53,583.40

                                INTEREST ADVICE

INTEREST TO BE PAID ON:       5/31/01         INTEREST PAID THIS TERM: $2,205.57
INTEREST TO BE PAID:          $282.85
ON 5/31/01, INTEREST PAID 2001 WILL BE $1,391.11
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 6/01/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOU 71 TIME CERTIFICATE 15374 WILL BE $55,788.90

RONAN STATE BANK
COMMUNITY BANK PABLO
P.0. BOX B
RONAN, MT 59864

PHONE :406-676-4600



JORE INC
45000 HWY 93 S
RONAN MT 59864

CUSTOMER:                   4424
AS OF:                  05/25/01

                            71 TIME CERTIFICATE 15767

TAX ID NUMER:                   81-0465233              INTEREST RATE: 6.000%
ORIGINAL ISSUE DATE:            12/11/00                MATURITY TERM: 9/28/01
ORIGINAL ISSUE VALUE:           $69,513.62              TERM:          365 DAYS

                                INTEREST ADVICE

INTEREST TO BE PAID ON:       6/10/01         INTEREST PAID THIS TERM: $2,105.78
INTEREST TO BE PAID:          $363.11
ON 5/31/01, INTEREST PAID 2001 WILL BE $2,105.78
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 6/11/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOU 71 TIME CERTIFICATE 15767 WILL BE $71,619.40

RONAN STATE BANK
COMMUNITY BANK PABLO
P.0. BOX B
RONAN, MT 59864

PHONE :406-676-4600



JORE INC
45000 HWY 93 S
RONAN MT 59864

CUSTOMER:                   4424
AS OF:                  06/08/01

                            71 TIME CERTIFICATE 15374

TAX ID NUMER:                   81-0465233              INTEREST RATE: 6.000%
ORIGINAL ISSUE DATE:            09/29/99                MATURITY TERM: 9/28/01
ORIGINAL ISSUE VALUE:           $51,051.60              TERM:          365 DAYS
LAST RENEWAL DATE:              09/28/00
LAST RENEWAL VALUE:             $53,583.40

                                INTEREST ADVICE

INTEREST TO BE PAID ON:       6/30/01         INTEREST PAID THIS TERM: $2,480.69
INTEREST TO BE PAID:          $275.12
ON 5/31/01, INTEREST PAID 2001 WILL BE $1,666.23
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 7/02/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOU 71 TIME CERTIFICATE 15374 WILL BE $56,064.09